State Bank Financial Corporation 4th Quarter 2015 Earnings Presentation Joe Evans, Chairman and CEO Tom Wiley, Vice Chairman and President Sheila Ray, EVP and Chief Financial Officer David Black, EVP and Chief Credit Officer January 27, 2016

2 Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this presentation that are not statements of historical fact are forward-looking statements. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “will,” “expect,” “should,” “anticipate,” and “project,” as well as similar expressions. These forward-looking statements include statements related to our revenue trends, statements about growing our noninterest income (slide 8), including our belief that our consolidated services offering will allow for a more streamlined client focus in 2016, which will yield both higher revenues and efficiency per client, statements about our strong SBA pipeline and increased activity coming from traditional commercial bankers, and the anticipated results of our focus on efficiency (slide 9) , including our related expected cost savings. In the course of management’s discussion of this presentation, they may address other forward-looking topics, including expected cost savings related to our recent acquisitions, the sustainability of our core operating franchise, the strength of our credit metrics on our organic loans, the opportunity to use the mortgage and SBA platforms from our recent acquisitions, the growth of our payroll business, our projected growth, continued improvement in our deposit funding mix, our well-positioned franchise, our execution of strategic priorities, our anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, including projections of future accretion on loans, anticipated internal growth, and plans to establish or acquire banks or the assets of failed banks. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include the following : • negative reactions to our recent acquisitions by the customers, employees and counterparties of the acquired banks, or difficulties related to the transition of services; • general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a deterioration in credit quality, a reduction in demand for credit and a decline in real estate values; • a general decline in the real estate and lending markets, particularly in our market areas, could negatively affect our financial results; • costs or difficulties related to the integration of the banks we have acquired or may acquire may be greater than expected; • restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; • legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; • competitive pressures among depository and other financial institutions may increase significantly; • changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; • other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; • our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry; • adverse changes may occur in the bond and equity markets; • war or terrorist activities may cause deterioration in the economy or cause instability in credit markets; • economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and • we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on Form 10-K for the most recently ended fiscal year, for a description of some of the important factors that may affect actual outcomes.

3 2015 Highlights 1. Successfully terminated loss share early  Direct expense savings and loan recovery income from early termination of loss share are better than our initial projections 2. Strong growth in loans and transaction accounts  Loan growth of $294 million, or 20%, excluding purchased loans  18% growth in transaction deposit accounts 3. Purchased Patriot Capital in October 4. Significant increase in noninterest income led by mortgage, SBA, and payroll fee income  Noninterest income was up $21.2 million, or 138%, compared to 2014 5. Progress on achieving efficiency targets 6. Successful conversion and integration of First Bank of Georgia 7. Doubled quarterly dividend in fourth quarter

4 Income Statement Highlights (dollars in thousands, except per share data) 4Q15 3Q15 4Q14 FY 2015 FY 2014 Interest income on loans $24,392 $24,397 $17,496 $93,461 $64,462 Accretion income on loans 14,240 11,156 14,124 49,830 78,857 Interest income on invested funds 4,142 4,054 2,932 15,862 10,521 Total interest income 42,774 39,607 34,552 159,153 153,840 Interest expense 1,994 1,977 1,923 7,922 7,520 Net interest income 40,780 37,630 32,629 151,231 146,320 Provision for loan losses 494 (265) 1,189 3,486 2,896 Net interest income after provision for loan losses 40,286 37,895 31,440 147,745 143,424 Noninterest income 8,128 8,894 5,285 36,591 15,387 Amortization of FDIC receivable - - 1,652 (1,940) (15,785) Operating noninterest expense 29,562 28,687 23,999 117,872 90,876 Operating income before taxes 18,852 18,102 14,378 64,524 52,150 Operating income tax expense 6,731 6,696 5,689 23,776 19,643 Operating income 12,121 11,406 8,689 40,748 32,507 Nonoperating expenses, net of tax benefit - (2,287) (1,104) (12,325) (1,589) Net income available to common shareholders $12,121 $9,119 $7,585 $28,423 $30,918 Diluted net income per share .33 .25 .23 .77 .93 Dividends per share .14 .07 .04 Tangible book value per share 13.22 13.78 13.97 Balance Sheet Highlights (period-end) Total Loans $2,160,217 $2,139,691 $1,634,529 Organic 1,774,332 1,694,949 1,320,393 Purchased non-credit impaired 240,310 285,419 107,797 Purchased credit impaired 145,575 159,323 206,339 Total assets 3,470,067 3,388,673 2,882,210 Noninterest-bearing deposits 826,216 823,146 577,295 Total deposits 2,861,962 2,795,188 2,391,682 Shareholders’ equity 536,490 532,161 464,095 Results Summary  2015 operating income of $40.7 million, or $1.10 per diluted share  4Q15 operating income of $12.1 million, or $.33 per diluted share  Doubled 4Q15 dividend to $.14 per common share, representing a 2.7% yield at year-end 2015 Notes: Consolidated financial results contained throughout this presentation are unaudited; numbers may not add due to rounding. Includes certain financial information determined by methods other than in accordance with GAAP (for more information, refer to Tables 8 and 9 of the 4Q15 earnings press release).

5 Core Deposit Funding Mix  Continued focus on increasing transaction deposits, which include NIB demand deposits and IB transaction accounts  Average noninterest-bearing deposits increased for the 15th consecutive quarter  Period-end transaction deposit accounts increased $92mm in 4Q15 ($ i n mi llio n s) Deposit Composition NIB 29% IB Transaction 21% Savings & MMA 37% CDs 11% Brokered/ Wholesale 2% 4Q15 NIB 24% IB Transaction 21% Savings & MMA 40% CDs 11% Brokered/ Wholesale 4% 4Q14 0 100 200 300 400 500 600 700 800 900 4Q14 1Q15 2Q15 3Q15 4Q15 Transaction Deposit Accounts Interest-bearing Noninterest-bearing

6 Strong Loan Growth ($ i n mi llio n s) ($ i n mi llio n s) 1 Organic loans; excludes purchased loans Note: New loan originations include new loans funded and net loan advances on existing commitments. Paydowns include payoffs, amortization and principal payments.  $294mm of loan growth in 2015, excluding acquisitions  Total loans increased to $2.2B at 4Q15, a $526mm year-over-year increase  Total loans outstanding impacted by runoff in purchased portfolios and record high paydowns in the quarter  2nd highest quarter of new loan originations  High level of paydowns in the fourth quarter is consistent with prior years and driven by short duration of CRE loan portfolio 0 200 400 600 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Organic New Loan Fundings vs. Paydowns 1 New Loan Fundings Paydowns 500 1,000 1,500 2,000 2,500 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Total Loan Portfolio Organic PNCI PCI

7 0 10,000 20,000 30,000 40,000 2011 2012 2013 2014 2015 Noninterest Income 2  Continue to replace accretion with interest income from organic and purchased non- credit impaired portfolios  Total interest income for full-year 2015 was up 46% over 2014, while accretion declined 37% in 2015  Total interest income of $28.4mm in 4Q15, excluding accretion, is up $8.1mm, or 40%, from 4Q14 ($ i n t h o u sa n d s)  Significant contributions from mortgage, SBA, and payroll led to strong noninterest income growth in 2015  $36.6mm of noninterest income in 2015 is $21.2mm higher than 2014 Revenue Trends ($ i n t h o u sa n d s) 0 20,000 40,000 60,000 80,000 100,000 120,000 2011 2012 2013 2014 2015 Interest Income 1 1 Excludes accretion income on loans 2 Excludes (amortization)/accretion of FDIC receivable

8 Growing Noninterest Income  Total mortgage production of $545mm in 2015, compared to just $50mm in 2014  Mortgage income of $11.3mm in 2015, compared to $835,000 in 2014 Mortgage SBA Payroll  Total SBA production of over $90mm in 2015, up 151% versus 2014  Total SBA income of $5.5mm in 2015, compared to $477,000 in 2014  Strong SBA pipeline and increased activity coming from traditional commercial bankers  Payroll fee income increased 16% year-over-year to $4.3mm  Increased number of clients 10% in 2015  Consolidated services offering will allow for a much more streamlined client focus in 2016, which will yield both higher revenues and efficiency per client 1 Excludes (amortization)/accretion of FDIC receivable ($ in 000s) 2014 2015 Mortgage $835 $11,250 SBA $477 $5,539 Payroll $3,700 $4,283 Other $10,375 $15,519 Total $15,387 $36,591 Noninterest Income 1

9 Focused on Improving Efficiency  Estimated $9.0mm of annual cost savings expected by the second quarter of 2016, inclusive of all efficiency measures identified during 2015  4Q15 salary and benefit expense (excluding commissions and Patriot) was down $5.8mm on an annualized basis from 4Q14 1  An additional $1.5 million of annualized compensation savings will be realized during 2016  $2.0mm of non-compensation expense savings identified in 2016 plan  Expenses related to revenue-producing opportunities will partially offset cost savings 1 Includes First Bank of Georgia expense 2 Excludes (amortization)/accretion of FDIC receivable 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4Q13 4Q14 4Q15 Target (Noninterest Expense – Noninterest Income 2 ) / Average Assets

10 ($ i n t h o u sa n d s) Maintaining Solid Asset Quality  Strong performance of organic and purchased non-credit impaired portfolios Organic metrics  Past due loans: .10%  NPAs: .29%  Average NCOs: (.02)%  Allowance: 1.20% (covers NPAs by over 4x) N PA s / Orga n ic L o an s + OR EO ($ i n t h o u sa n d s)  Successful resolution of distressed assets as purchased credit impaired loans are down 29% year-over-year  PCI loans: $146mm, a 31% discount to unpaid principal balance of $211mm  OREO: $10.5mm, down 7% in the quarter 0 50,000 100,000 150,000 200,000 250,000 4Q14 1Q15 2Q15 3Q15 4Q15 PCI Loans & OREO PCI Loans OREO 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 0 2,000 4,000 6,000 8,000 10,000 4Q14 1Q15 2Q15 3Q15 4Q15 Organic Nonperforming Assets NPLs OREO NPAs / Organic Loans + OREO